Exhibit 99.1

             Navigators Reports Record First Quarter 2004 Earnings

     NEW YORK--(BUSINESS WIRE)--May 5, 2004--The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $8,913,000 for the 2004 first quarter compared to $4,710,000 for the 2003 first quarter, an increase of 89%. Net income per share increased 30% to $0.70 from $0.54 based on 12,654,000 diluted average shares outstanding in the 2004 first quarter compared to 8,724,000 diluted average shares outstanding in the 2003 first quarter.
     The 2004 and 2003 first quarter results include net realized capital gains of $0.02 per share in each period.
     Gross written premium and net written premium for the 2004 first quarter were $195,951,000 and $95,935,000 respectively, increases of 12% and 5% from the comparable 2003 period. The 2004 first quarter net written premium reflects an increase in ceded reinsurance premium principally as a result of restructuring the Company's reinsurance program for specialty business effective January 1, 2004.
     The combined loss and expense ratio for the 2004 first quarter was 88.8% compared to 96.6% for the 2003 comparable period.
     Navigators' Chief Executive Officer, Stan Galanski commented, "We are pleased that each of our business units produced profitable underwriting results and improved combined ratios in the first quarter of 2004 compared to the first quarter of 2003. We achieved a record level of gross written premium for the 2004 first quarter while maintaining our underwriting discipline. We believe our specialty underwriting teams are well positioned to continue to capitalize on profitable growth opportunities in the current market environment."
     Consolidated cash flow from operations for the 2004 first quarter was $26,733,000, compared to $26,035,000 for the comparable 2003 period.
     Net investment income for the 2004 first quarter was $5,902,000, an increase of 27% compared to $4,661,000 for the comparable 2003 period. The pre-tax investment yield for the 2004 first quarter was 3.4% compared to 4.3% for the 2003 comparable period.
     The Company adopted the fair value method of accounting for stock-based employee compensation in the 2003 fourth quarter retroactive to January 1, 2003. As a result of the 2003 accounting change, net income for the 2004 and 2003 first quarters reflect after-tax charges of $130,000, or $0.01 per share and $124,000, or $0.01 per share, respectively, for the expensing of stock options.
     The Company's effective tax rate for foreign operations was 35% for the 2004 first quarter. Included in the 2003 first quarter was a tax benefit of $630,000 or $0.07 per share resulting from the reduction of a tax valuation allowance related to the Company's foreign operations. The balance of the tax valuation allowance was eliminated in the 2003 fourth quarter.
     Stockholders' equity increased 5% for the 2004 first quarter to $305,204,000 or $24.26 per share at March 31, 2004 compared to $290,028,000 or
$23.14 per share at December 31, 2003. Statutory surplus of Navigators Insurance Company was $217,725,000 at March 31, 2004.
     The Company will hold a conference call on Thursday, May 6, 2004 starting at 8:30 a.m. EST to discuss the first quarter's results. To access the call, please dial 1-800-299-8538, using confirmation code 43852052. Internationally, the call may be accessed by dialing 617-786-2902 using the same confirmation code. To listen via live audio webcast, please visit the Company's website (www.navg.com) at least ten minutes prior to the start of the call and click on the May 6th Live Audio Webcast link. The webcast will also be available as a replay starting one hour after the call is finished at the same location.

     The Navigators Group, Inc. is an international insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd's of London. Headquartered in New York City, Navigators has offices in major insurance centers in the United States and the United Kingdom.

     This press release may contain "forward looking statements" as defined in the Private Securities Litigation Act of 1995. We cannot assure that results which we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties which we face. Please refer to Navigators' most recent Form 10-K and its other filings with the Securities and Exchange Commission for a description of Navigators' business and the important factors which may affect that business. Navigators undertakes no obligation to publicly update or revise any forward looking statement.


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Financial Highlights
               ($'s in thousands, except per share data)


                                              Three  Months
                                                   Ended
                                                 March 31,
                                            -------------------
Financial Highlights                           2004      2003   Change
--------------------                        --------- --------- ------

Gross written premium                       $195,951  $174,702    12%
Net written premium                           95,935    91,033     5%

Revenues:
  Net earned premium                          74,175    66,314    12%
  Commission income                            1,127     1,239    -9%
  Net investment income                        5,902     4,661    27%
  Net realized capital gains                     422       218    93%
  Other income                                   128       173   -26%
                                            --------- ---------
  Total revenues                              81,754    72,605    13%
                                            --------- ---------

Operating expenses:
  Net losses and loss adjustment
    expenses incurred                         43,752    44,040    -1%
  Commission expense                          11,028    10,627     4%
  Other operating expenses                    13,432    11,778    14%
  Interest expense                                          97  -100%
                                            --------- ---------
  Total operating expenses                    68,212    66,542     3%
                                            --------- ---------

Income before income taxes                    13,542     6,063   123%
                                            --------- ---------

Income tax expense:
  Current                                      5,007     1,134   342%
  Deferred                                      (378)      219  -272%
                                            --------- ---------
Income tax expense                             4,629     1,353   242%
                                            --------- ---------

Net income                                    $8,913    $4,710    89%
                                            ========= =========

Per Share Data
--------------

Net income per common share:
  Basic                                        $0.71     $0.55    28%
  Diluted                                      $0.70     $0.54    30%

Average shares outstanding:
  Basic                                       12,554     8,494
  Diluted                                     12,654     8,724

Underwriting Ratios
-------------------
Loss Ratio                                      59.0%     66.4%
Expense Ratio                                   29.8%     30.2%
                                            --------- ---------
Combined Ratio                                  88.8%     96.6%


Balance Sheet Data                         March 31,  December 31,
------------------                             2004      2003
                                            --------- ---------
Stockholders' equity                        $305,204  $290,028     5%
Book value per share                          $24.26    $23.14     5%


Certain amounts for the prior period have been reclassified to conform to the presentation in the current period.



              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                      CONSOLIDATED BALANCE SHEETS
                          ($'s in thousands)


                                                March 31,    Dec. 31,
                                                  2004         2003
                                               ----------- -----------
                        ASSETS
Investments and cash:
  Fixed maturities, available-for-sale, at fair
   value (amortized cost: 2004, $614,328:
   2003, $577,904)                               $632,098    $588,545
  Equity securities, available-for-sale, at
   fair value (cost: 2004, $18,806: 2003,
   $11,977)                                        20,484      13,446
  Short-term investments, at cost which
   approximates fair value                         67,384      83,202
  Cash                                              6,105       8,399
                                               ----------- -----------
      Total investments and cash                  726,071     693,592
                                               ----------- -----------

  Premiums in course of collection                185,801     128,676
  Commissions receivable                            3,881       3,970
  Prepaid reinsurance premiums                    130,345     102,141
  Reinsurance receivable on paid losses            21,495      26,270
  Reinsurance receivable on unpaid losses and
   loss adjustment expense                        387,735     350,441
  Federal income tax recoverable                    3,817       8,747
  Net deferred income tax benefit                  12,886      15,195
  Deferred policy acquisition costs                34,454      24,720
  Accrued investment income                         6,028       5,546
  Goodwill                                          5,173       5,093
  Other assets                                     17,662      15,067
                                               ----------- -----------

      Total assets                             $1,535,348  $1,379,458
                                               =========== ===========


            LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Reserves for losses and loss adjustment
   expenses                                      $786,088    $724,612
  Unearned premium                                290,009     238,803
  Reinsurance balances payable                    126,985      97,583
  Payable for securities purchased                  8,844      12,857
  Accounts payable and other liabilities           18,218      15,575
                                               ----------- -----------
      Total liabilities                         1,230,144   1,089,430
                                               ----------- -----------

Stockholders' equity:
  Preferred stock, $.10 par value, authorized
   1,000,000 shares, none issued                        -           -
  Common stock, $.10 par value, 20,000,000
   shares authorized for 2004 and 2003;
   issued and outstanding: 12,582,249
   for 2004 and 12,535,360 for 2003                 1,259       1,254
  Additional paid-in capital                      153,034     151,765
  Accumulated other comprehensive income           13,526       8,537
  Retained earnings                               137,385     128,472
                                               ----------- -----------
      Total stockholders' equity                  305,204     290,028
                                               ----------- -----------

      Total liabilities and stockholders'
       equity                                  $1,535,348  $1,379,458
                                               =========== ===========


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                       Comparative Premium Data
                          ($'s in thousands)

                                              Gross Written Premiums
                                            --------------------------
                                              1st       1st
                                             Quarter   Quarter
Insurance Companies:                          2004      2003    Change
                                            --------------------------
Marine                                       $59,426   $53,720     11%
Specialty                                     34,230    31,893      7%
Professional Liability                        15,033    12,565     20%
Assumed from Lloyd's Operations                3,054    11,598    -74%
Other (includes run-off business)                 86       106    -19%
                                            -------------------
                                             111,829   109,882      2%
Lloyd's Operations                            87,158    76,084     15%
Intercompany elimination                      (3,036)  (11,264)    NM
                                            -------------------
Total                                       $195,951  $174,702     12%
                                            ===================


                                               Net Written Premiums
                                            --------------------------
                                              1st       1st
                                             Quarter   Quarter
Insurance Companies:                          2004      2003    Change
                                            --------------------------
Marine                                       $25,258   $23,061     10%
Specialty                                     20,511    23,899    -14%
Professional Liability                         5,473     2,949     86%
Assumed from Lloyd's Operations                2,906    11,598    -75%
Other (includes run-off business)                 (3)      147     NM
                                            -------------------
                                              54,145    61,654    -12%
Lloyd's Operations                            41,790    29,379     42%
                                            -------------------
Total                                        $95,935   $91,033      5%
                                            ===================


                                                Net Earned Premium
                                            --------------------------
                                              1st       1st
                                             Quarter   Quarter
Insurance Companies:                          2004      2003    Change
                                            --------------------------
Marine                                       $20,428   $22,275     -8%
Specialty                                     21,539    22,950     -6%
Professional Liability                         3,811     1,427    167%
Assumed from Lloyd's Operations                7,405     3,574    107%
Other (includes run-off business)                 (1)      174     NM
                                            -------------------
                                              53,182    50,400      6%
Lloyd's Operations                            20,993    15,914     32%
                                            -------------------
Total                                        $74,175   $66,314     12%
                                            ===================


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                          Segment Information
                             Quarter Ended
                            March 31, 2004
                          ($'s in thousands)


                    Insurance  Lloyd's   Navigators Parent &
                    Companies Operations  Agencies   Other (1)   Total
                    --------------------------------------------------
Gross premium
 written            $111,829    $87,158             $(3,036) $195,951
Net premium written   54,145     41,790                        95,935

Revenues:
Net earned premium    53,182     20,993                        74,175
Commission income                    62     $7,932   (6,867)    1,127
Net investment
 income                5,484        404          3       11     5,902
Net realized
 capital gains           205        217                           422
Other income
 (expense)               (61)         4        185                128
                    --------------------------------------------------
Total revenues        58,810     21,680      8,120   (6,856)   81,754
                    --------------------------------------------------

Operating expenses:
Net losses and loss
 adjustment
 expenses             32,710     11,042                        43,752
Commission expense    14,145      3,750              (6,867)   11,028
Other operating
 expenses              1,198      3,036      8,605      593    13,432
Interest expense
                    --------------------------------------------------
Total operating
 expenses             48,053     17,828      8,605   (6,274)   68,212
                    --------------------------------------------------

Income (loss)
 before income tax    10,757      3,852       (485)    (582)   13,542
     expense
      (benefit)
Income tax expense
 (benefit)             3,478      1,348       (140)     (57)    4,629
                    --------------------------------------------------
Net income (loss)     $7,279     $2,504      $(345)   $(525)   $8,913
                    ==================================================

Loss and loss
 expenses ratio         61.5%      52.6%                         59.0%
Commission expense
 ratio                  26.6%      17.9%                         24.1%
Other operating
 expense ratio           2.3%      14.4%                          5.7%
                    --------------------                     ---------
Combined ratio          90.4%      84.9%                         88.8%
                    ====================                     =========


Notes:
    (1) Includes inter-segment eliminations.


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                          Segment Information
                             Quarter Ended
                            March 31, 2003
                          ($'s in thousands)


                   Insurance  Lloyd's   Navigators Parent &
                   Companies Operations  Agencies  Other (1)   Total
                   ---------------------------------------------------
Gross premium
 written           $109,882    $76,084             $(11,264) $174,702
Net premium
 written             61,654     29,379                         91,033

Revenues:
Net earned premium   50,400     15,914                         66,314
Commission income                  964     $6,600    (6,325)    1,239
Net investment
 income               4,106        547          8               4,661
Net realized
 capital gains          119         99                            218
Other income
 (expense)               21         15        262      (125)      173
                   ---------------------------------------------------
Total revenues       54,646     17,539      6,870    (6,450)   72,605
                   ---------------------------------------------------

Operating
 expenses:
Net losses and
 loss adjustment
 expenses            34,000     10,040                         44,040
Commission expense   14,149      2,803               (6,325)   10,627
Other operating
 expenses             1,146      1,954      7,641     1,037    11,778
Interest expense                                         97        97
                   ---------------------------------------------------
Total operating
 expenses            49,295     14,797      7,641    (5,191)   66,542
                   ---------------------------------------------------

Income (loss)
 before income tax
 expense (benefit)    5,351      2,742       (771)   (1,259)    6,063
Income tax expense
 (benefit)            1,666                   127      (440)    1,353
                   ---------------------------------------------------
Net income (loss)    $3,685     $2,742      $(898)    $(819)   $4,710
                   ===================================================

Loss and loss
 expenses ratio        67.5%      63.1%                          66.4%
Commission expense
 ratio                 28.1%      17.6%                          25.6%
Other operating
 expense ratio          2.3%      12.3%                           4.6%
                   --------------------                      ---------
Combined ratio         97.9%      93.0%                          96.6%
                   ====================                      =========




Notes:
    (1) Includes inter-segment eliminations.


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)


                            Three Months Ended March 31, 2004
                   ---------------------------------------------------

                                                     Combined Ratio
                     Net     Losses               --------------------
Insurance           Earned  and LAE  Underwriting
 Companies:        Premium  Incurred   Expenses   Loss  Expense Total
                   ---------------------------------------------------
Marine             $20,428  $12,046       $5,599  59.0%   27.4%  86.4%
Specialty           21,539   14,317        6,968  66.5%   32.3%  98.8%
Professional
 Liability           3,811    2,299          776  60.3%   20.4%  80.7%
Assumed from
 Lloyd's             7,405    4,217        1,999  57.0%   27.0%  84.0%
Other (includes
 run-off)               (1)    (169)           1    NM      NM     NM
                   ---------------------------------------------------
                    53,182   32,710       15,343  61.5%   28.9%  90.4%
Lloyd's Operations  20,993   11,042        6,786  52.6%   32.3%  84.9%
                   ---------------------------------------------------
Total              $74,175  $43,752      $22,129  59.0%   29.8%  88.8%
                   ===================================================


                            Three Months Ended March 31, 2003
                   ---------------------------------------------------

                                                    Combined Ratio
                     Net     Losses               --------------------
Insurance           Earned  and LAE  Underwriting
 Companies:        Premium  Incurred   Expenses   Loss  Expense Total
                   ---------------------------------------------------
Marine             $22,275  $14,137       $5,808  63.5%   26.1%  89.6%
Specialty           22,950   15,059        7,753  65.6%   33.8%  99.4%
Professional
 Liability           1,427      927          681  65.0%   47.7% 112.7%
Assumed from
 Lloyd's             3,574    2,103        1,057  58.8%   29.6%  88.4%
Other (includes
 run-off)              174    1,774           (4)   NM      NM     NM
                   ---------------------------------------------------
                    50,400   34,000       15,295  67.5%   30.4%  97.9%
Lloyd's Operations  15,914   10,040        4,757  63.1%   29.9%  93.0%
                   ---------------------------------------------------
Total              $66,314  $44,040      $20,052  66.4%   30.2%  96.6%
                   ===================================================


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                           Net Loss Reserves
                          ($'s in thousands)


                                                3/31/2004  12/31/2003
                                              ------------ -----------
Insurance Companies:
       Marine                                    $117,538    $110,698
       Specialty                                  123,893     114,167
       Professional Liability                       9,314       7,059
       Assumed from Lloyd's Operations             17,036      14,323
       Other (primarily run-off business)          24,744      24,390
                                              ------------ -----------
       Total Insurance Companies                  292,525     270,637
                                              ------------ -----------

Lloyd's Operations:                               105,828     103,534
                                              ------------ -----------

       Total net loss reserves                   $398,353    $374,171
                                              ============ ===========

Total net case loss reserves                     $159,749    $154,531
Total net IBNR loss reserves                      238,604     219,640
                                              ------------ -----------

       Total net loss reserves                   $398,353    $374,171
                                              ============ ===========



                  Asbestos & Environmental Claim Data
                          ($'s in thousands)


                                            Three Months Ended
                                              March 31, 2004
                                    Asbestos  Environmental    Total
                                    --------- ------------- ----------
Gross of Reinsurance
     Beginning reserve               $78,472       $6,800     $85,272
     Incurred loss & LAE                  11          664         675
     Calendar year payments                4           87          91
                                    --------- ------------- ----------
     Ending reserves                 $78,479       $7,377     $85,856
                                    ========= ============= ==========

Net of Reinsurance
     Beginning reserve               $32,083       $1,153     $33,236
     Incurred loss & LAE                  10          648         658
     Calendar year payments                2           68          70
                                    --------- ------------- ----------
     Ending reserves                 $32,091       $1,733     $33,824
                                    ========= ============= ==========

Outstanding Claim Count                  111           94         205
                                    ========= ============= ==========


    CONTACT: The Navigators Group, Inc.
             Paul J. Malvasio, Executive Vice President and Chief Financial Officer
             914-933-6088
             pmalvasio@navg.com
             www.navg.com